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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2003-6




Section 7.3 Indenture          Distribution Date:                     5/17/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,806,933.33
             Class B Note Interest Requirement                        180,444.44
             Class C Note Interest Requirement                        304,000.00
                       Total                                        2,291,377.78

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.07556
             Class B Note Interest Requirement                           1.28889
             Class C Note Interest Requirement                           1.68889

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,680,000,000
             Class B Note Principal Balance                          140,000,000
             Class C Note Principal Balance                          180,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            20,000,000.00

(v)     Required Owner Trust Spread Account Amount                 20,000,000.00



                                               By:
                                                   -------------------------

                                                Name:  Patricia M. Garvey
                                                Title: Vice President


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